Exhibit 99.1

TODCO Monthly Rig Status Report as of August 31, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Swift Energy Company	term	High $20s	190	03/09/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	ADTI	one well	Low $40s	30	09/30/06
				Boss Exploration & Production	term	Low $40s	36	11/05/06	14 day shipyard scheduled for Q1 2007
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	W&T Offshore	one well	Mid $30s	25	09/25/06
				Pel-Tex Oil Co., LLC	one well	Low $40s	140	02/12/07
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $30s	242	04/30/07	21 day shipyard scheduled for Q4 2006
7	Rig 17	Posted - 3000 hp, TD	Operating	Samson Contour Energy E&P	two wells	High $50s	56	10/26/06	30 day shipyard scheduled for Q1 2007
				Mustang Energy	one well	High $50s	20	11/15/06
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	242	04/30/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	Kaiser-Francis Oil Company	one well	Mid $50s	31	10/01/06
				McMoRan Exploration	term	Low $40s	58	11/28/06
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	242	04/30/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	term	High $40s	136	01/14/07
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	250	05/08/07
19	Rig 46	Posted - 3000 hp, TD	Operating	ADTI	one well	High $30s	31	10/01/06	15 day shipyard scheduled for Q4 2006
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Castex Energy	term	Low $40s	364	08/30/07
22	Rig 49	Posted - 3000 hp, TD	Operating	Erskine Energy	term	Mid $50s	97	12/06/06
				Centurion Exploration Company	term	Mid $40s	180	06/04/07
23	Rig 52	Posted - 2000 hp, TD	Operating	Davis Petroleum Corp	term	Mid $30s	90	11/29/06
24	Rig 55	Posted - 3000 hp, TD	Operating	ADTI	one well	Mid $30s	20	09/20/06
				Gulf Production Company, Inc.	two wells	High $30s	50	11/09/06
				Energy Partners, Limited	term	Low $40s	180	05/08/07
25	Rig 57	Posted - 2000 hp, TD	Operating	EOG Resources, Inc.	one well	High $40s	23	09/23/06
					one well	Low $50s	40	11/02/06
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Denbury Onshore LLC	term	High $30s	132	01/10/07
						Low $40s	90	04/10/07
						Low $40s	90	07/09/07
						Average	180	days

TODCO Monthly Rig Status Report as of August 31, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	term	Mid $110s	42	10/12/06
2	THE 77	Submersible, TD	Operating	McMoran Exploration	term	High $80s	236	04/24/07
3	THE 78	Submersible, TD	Operating	Hunt Oil Company	two wells	Mid $80s	45	10/15/06
				Woodside Energy (USA), Inc.	term	Mid $70s	43	11/27/06
				Energy Partners Limited	term	Mid $110s	180	05/26/07
4	THE 150	150’ - ILC, TD	Operating	LLOG Exploration Company	two wells	Mid $60s	30	09/30/06
				Apache Corp	one well	Low $80s	25	10/25/06
5	THE 152	150’ - MC, TD	Operating	Arena Offshore	one well	Low $110s	30	09/30/06
				Hall-Houston Exploration	term	Low $110s	93	01/01/07
6	THE 153	150’ - MC, TD	Reactivating						Anticipated December 2006 start
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 191	160’ - MS	Cold Stacked 08/01
9	THE 200	200’ - MC, TD	Shipyard				46	10/16/06
			Operating	Royal Production	two wells	Low $120s	24	11/09/06
10	THE 201	200’ - MC, TD	Operating	Remington Oil & Gas	term	Mid $110s	92	12/01/06
11	THE 202	200’ - MC, TD	Operating	Prime Offshore LLC	term	Mid $100s	20	09/20/06
					term	Low $120s	72	12/01/06
12	THE 203	200’ - MC, TD	Operating	Marlin Energy	term	High $110s	28	09/28/06	Rate adjusts each calendar month
				Energy XXI Services, LLC	term	Mid $120s	180	03/27/07
13	THE 204	200’ - MC, TD	Operating	ADTI	two wells	Mid $80s	7	09/07/06
14	THE 207	200’ - MC, TD	Operating	Callon Petroleum Operating	one well	Mid $110s	11	09/11/06
				Black Pool Energy	two wells	Mid $110s	24	10/05/06
15	THE 250	250’ - MS, TD	Shipyard				25	09/25/06
16	THE 251	250’ - MS, TD	Shipyard				36	10/06/06
17	THE 252	250’ - MS, TD	Operating	Arena Offshore	term	Mid $80s	331	07/28/07
18	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Low $110s	116	12/25/06
19	THE 254	250’ - MS	Cold Stacked 07/01
20	THE 255	250’ - MS	Cold Stacked 07/01
21	THE 256	250’ - MS, TD	Assessing Damage
						Average	102	days

TODCO Monthly Rig Status Report as of August 31, 2006

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	80	11/19/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	297	06/24/07
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	606	04/28/08
						Average	328	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Low $50s	596	04/18/08
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	two wells	Low $20s	153	01/31/07	additional 150 days for 2 option wells possible
						Average	375	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	353	08/19/07
						Average	353	days
Brazil
1	THE 156	150’ - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	mobilization two wells		16	09/16/06	Mob revenue to be recognized over two wells
						High $60s	80	12/05/06
						Average	96	days
Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	term	High $20s	201	03/20/07
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	term	High $20s	13	09/13/06
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	term	High $20s	7	09/07/06
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	term	Mid $20s	100	12/09/06
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	term	Mid $30s	79	11/18/06
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Mid $30s	120	12/29/06
						Average	87	days
Land Rigs - Texas
1	Rig #26	750 hp	Reactivating						Anticipated Q4 start
2	Rig #27	900 hp	Reactivating						Anticipated Q4 start

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Changes from last report are highlit